UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): February 10, 2009

                                  BLUEFLY, INC.
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       001-14498                13-3612110
-----------------------------     ----------------------    --------------------
(State or other jurisdiction         (Commission file        (I.R.S. Employer
     of incorporation)                     number)           Identification No.)


       42 West 39th Street, New York, New York                    10018
    ---------------------------------------------       ------------------------
      (Address of principal executive offices)                  (Zip Code)

       Registrant's Telephone Number, Including Area Code: (212) 354-4900
                                                           --------------

                                       N/A
        ---------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On February 10, 2009, the Board of Directors (the "Board") of Bluefly, Inc. (the "Company") appointed Michael Helfand as a member of the Board and the Audit Committee of the Board (the "Audit Committee"). Mr. Helfand was appointed to fill a vacancy created by the resignation of Christopher G. McCann, who resigned as a member of the Board and the Audit Committee on the same date.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BLUEFLY, INC.
                                            (Registrant)

Date:   February 12, 2009                   By:   /s/ Kara B. Jenny
                                                  ------------------------------
                                                  Name: Kara B. Jenny
                                                  Title: Chief Financial Officer